                                                                   EXHIBIT 10.48

                                                                        Contract

[LOGO]

 C/G                   The Carbide/Graphite Group, Inc.



--------------------------------------------------------------------------------



                       Plant 3 Modernization Project

                       Engineering, Procurement and Construction
                       Management Services



                       St. Marys, Pennsylvania
                       June 1996

--------------------------------------------  Process & Manufacturing Industries

[LOGO OF BROWN & ROOT]

[LOGO OF BROWN & ROOT]

Brown & Root                                                   Post Office Box 3
Power And Manufacturing                                   Houston, TX 77001-0003

--------------------------------------------------------------------------------
Y. F. Boutros                                                     (713) 676-8727
General Manager                                              FAX: (713) 676-3239
Engineering


                                 June 5, 1996


Mr. Arthur Martin
Project Manager
The Carbide/Graphite Group, Inc.
800 Theresia Street
St. Marys, Pennsylvania 15857

Subject: Contract to Provide Engineering, Procurement, and Construction Management Services for the Plant 3 Modernization Project

Dear Mr. Martin

Brown & Root is pleased to submit this contract document to provide engineering, procurement, and construction management services for the subject project per a verbal agreement reached between Brown & Root and Mr. Mike Supon per a telephone conversation on June 4, 1996.

The contract document includes a project description, scope of work, plan of work, and a commercial offering outlining an Incentive Program to achieve the project completion within the overall project budget and schedule.

Please return an original signed copy of the Terms and Conditions attached to this document to authorize Brown & Root to proceed with the work.


                                  Very truly yours,



                                  /s/ Y. F. Boutros

                                  for Y. F. Boutros DNA



YFB /kls:2801-004









A Halliburton Company

                       THE CARBIDE/GRAPHITE GROUP, INC.

                         PLANT 3 MODERNIZATION PROJECT

                            ST. MARYS, PENNSYLVANIA







                              CONTRACT TO PROVIDE

             ENGINEERING, PROCUREMENT, AND CONSTRUCTION MANAGEMENT
                                   SERVICES













                              BROWN & ROOT, INC.
                              4100 Clinton Drive
                           Houston, Texas 77020-6299


                            [LOGO OF BROWN & ROOT]



2801-006

                               TABLE OF CONTENTS




1.0  PROJECT DESCRIPTION


2.0  SCOPE OF WORK BY BROWN & ROOT


3.0  PLAN OF WORK


4.0  SCOPE OF SERVICES BY THE CARBIDE/GRAPHITE GROUP, INC.


5.0  COMMERCIAL OFFERING


6.0  TERMS AND CONDITIONS


ATTACHMENTS

     . Engineering, Procurement, and Construction Management Organization

     . Division of Responsibilities - Construction Management

     . EPC Schedule

     . Terms and Conditions





2801-006 (Revised 06/05/96)          [LOGO OF BROWN & ROOT]          Page 1 of 8

1.0    PROJECT DESCRIPTION

The C/G Group, Inc.'s (C/G's) Plant 3 Modernization Project at St. Marys, Pennsylvania, includes the following:

 .   48-inch press system will have a complete redesign of coke screening and sizing, automatic batch weighing and carbon paste mixing, cooling, and pollution controls systems for this project. The equipment arrangement for an alternate case which uses a continuous bucket conveyor to convey coke fractions to the mixer system will be used as outlined in Brown & Root's study titled Conceptual Design and Capital Cost Estimate dated April 19,
                 -------------------------------------------
    1996.

 .   The equipment arrangement will be generally in accordance to Drawing Nos.
    350-085-01A, Revision B, and 350-085-02A, Revision A, indicating the plan and sections through the Mill Mix Building.

 .   25-inch press system - The existing milling and screening system for the 48-
    inch press will be used for the 25-inch press once a new mill mix facility for the 48-inch press is commissioned.

 .   New Plant air compressors which will have new air dryers, air receivers, and other miscellaneous components required to replace the plant's compressed air system which was sold to SGL.

2.0    SCOPE OF WORK BY BROWN & ROOT

Brown & Root will provide the following Engineering, Procurement, and Construction Management (EPCM) services for C/G's Plant 3 Modernization Project at St. Marys, Pennsylvania.

2.1    Engineering Services
       --------------------

During this phase of the contract to provide EPCM services, the following discipline engineering deliverables will be prepared.

 .   Process

    -  Block Flow Diagrams

    -  Process Flow Diagrams with Material Balances

    -  Engineering Flow Diagrams

    -  Utility Flow Diagrams

    -  Major Equipment List

    -  Description of Facilities

    -  Process Descriptions

 .   Mechanical Layout/Piping Design

    -  Plot Plan

    -  General Arrangement Drawings with Plan and Sections

    -  Piping Layout Drawings and Sections



2801-006 (Revised 06/05/96)          [LOGO OF BROWN & ROOT]          Page 2 of 8

 .   Mechanical

    -  Mechanical Equipment Specifications with Data Sheets

    -  Piping Specification

    -  Insulation Specification

    -  Coating Specification

 .   Electrical

    -  Electrical Equipment Specifications

    -  Electrical Load List

    -  Cable, Conduit, and Termination Schedule

    -  Electrical Installation, Legends, and Symbols Drawings

    -  Motor Elementary Diagrams

    -  One Line Diagram for New Additions

    -  One Line Diagrams for New MCCs and Switchgears

    -  Underground Duct Bank Drawing

    -  Cable Tray Plan Drawings for Mill Building

    -  Grounding and Lighting Plan Drawings

    -  Power and Instrument Conduit Plan Drawings

    -  Short Circuit, Motor Starting, and Load Flow Studies

    -  Fire Protection System Plan Drawings

 .   Instrumentation and Control

    -  PLC Control System Specifications

    -  Instrument Specifications/Data Sheets

    -  Instrument Index

    -  Instrument Location Plans

    -  Instruments Installation Details

    -  Loop Diagrams, Interconnect Diagrams, and Wire Lists

    -  Control Room Layout Plan

    -  Logic Diagrams

 .   Architecture

    -  Architectural Specifications

    _  Architectural Drawings

 .   Civil

    -  Civil Specifications

    -  Civil Drawings



2801-006 (Revised 06/05/96)          [LOGO OF BROWN & ROOT]          Page 3 of 8

 .   Concrete

    -  Concrete and Reinforcing Steel Specifications

    -  Foundation Drawings

 .   Structural

    -  Structural Specifications

    -  Structural Drawings

 .   HVAC/Plumbing

    -  Heating, Ventilating, and Air Systems Specifications

    -  Ventilating Equipment Specification

    -  HVAC Drawings

 .   Plumbing

    -  Plumbing System Specifications

    -  Plumbing Drawings

 .   Environmental

    -  Ductwork Specification

    -  Baghouse Specification

    -  Induced Draft Fan Specification

    -  Fume Incinerator Specification

    -  Ductwork Process Flow Diagram

 .   Fire Protection

    -  Fire Protection Design Criteria

    -  Fire Pumps Specification

    -  Fire Detection and Alarm System Specification

    -  FM2OO Systems Specification for Control Room Fire Protection

    -  Dry Pipe Sprinkler and Standpipe System Specification

    -  Underground Firewater Piping Specification

2.2    Procurement Services
       --------------------

Procurement activity will be based in Houston. Procurement activity will be based on the equipment list and specifications prepared by Brown & Root engineers. Procurement personnel will be assigned to the project staff to inquire, evaluate, and place purchase orders after review and approval by the originating engineer and C/G's designee. Procurement personnel will also expedite the delivery of equipment/supplies in accordance with the project schedule.

Procurement personnel will also issue subcontract purchase orders and provide the required expediting services.



2801-006 (Revised 06/05/96)         [LOGO OF BROWN & ROOT]           Page 4 of 8

2.3    Construction Management Services
       --------------------------------

Brown & Root proposes to provide an experienced team of construction management professionals to provide complete project construction management services for C/G's modernization project at the St. Marys' facility.

To assist C/G's project personnel as to how we envision the responsibilities of all parties that will be involved in this project, we are providing a Division of Responsibilities matrix which is attached.

This matrix is the most appropriate method of establishing a baseline to clearly define the services that Brown & Root proposes to provide C/G for the construction management requirements for this project.

Our estimate is based on a reasonable contracting approach using a lump sum approach for major discipline packages. Our plan is also based on using our Construction Manager and Technical Services Manager for constructability reviews and coordination with engineering needs and activities. Our experience shows that the familiarity of the engineer's activities and personnel by these two key people will greatly enhance communications during the life of the project.

We have marked-up the matrix with our understanding of C/G's needs and are prepared to meet and discuss this in more detail.

3.0    PLAN OF WORK

For this project, Brown & Root will assume the role of EPCM contractor reporting to C/G's Project Manager who will be available full time with authority to make decisions and approve all the work. The engineering and procurement work other than construction management will be performed in our Houston offices where the project team will be assembled. Refer to the attached organization chart indicating the project team.

Immediately upon C/G's approval to proceed with the project, Brown & Root will commence planning the sequential activities to complete engineering, procurement, construction, start-up, and commissioning of the proposed process facilities within a 20-month schedule.

Brown & Root recommends that the following subcontracts be issued immediately to support engineering and the overall schedule:

 .  Jenike-Johanson's Report (physical properties testing for coke fractions)

 .  Geotechnical survey

 .  Site survey

Engineering and procurement items requiring long lead-time will have priority to provide momentum to the engineering and procurement schedule. The 12-month delivery items, such as Eirich's mixer system and automatic batch weighing system, will be placed on order within the first month.

Brown & Root and C/G personnel will meet with Eirich Machines Company to finalize the requisition for the scope of supply and reconfirm the pricing of the mixer system. Evaluation



2801-006 (Revised 06/05/96)          [LOGO OF BROWN & ROOT]          Page 5 of 8
of Eirich's capability to engineer and supply an automatic batch weighing system will also be important before issuing the purchase order to Eirich.

Purchase orders will be issued for the mixer system and automatic batch weight system within the first month since early receipt of supplier's process and engineering data and drawings will be essential in achieving the overall schedule.

Next, the flour mill and the electrical substation equipment items will be placed on order since their delivery schedule will be seven to eight months. Other equipment will be placed on order and expedited in accordance with the attached EPC schedule.

For construction of this facility and through obtaining competitive bids, the following three major subcontractors specialized in performing the work efficiently, on schedule, and under the budget will be selected:

 .   Civil/Architectural (C/A)

 .   Mechanical/Piping/Insulation/Structural (M/S)

 .   Electrical/Instrumentation (E/I)

Also, specialized construction work in engineering, equipment/material supply, and construction capability will be awarded to selected subcontractors through bids for turnkey installation basis for the following:

 .   Fire protection

 .   Elevator

 .   Electrical substation and switchgear building

 .   Impedance heating

The above subcontract activities are depicted on the EPC schedule included in our Conceptual Design and Capital Cost Estimate Study dated April 19, 1996.

4.0    SCOPE OF SERVICES BY THE CARBIDE/GRAPHITE GROUP, INC.

C/G will assign a full time Project Manager who will review and approve our work and will be authorized to make timely decisions for C/G. We will need ready access to this individual at all times during the working hours.

Brown & Root will prepare technical documents necessary to perform site survey and geotechnical investigation. Purchase orders for these services will be issued to surveying and geotechnical engineering firms in order to obtain these reports within the first month.

C/G will obtain necessary environmental and construction permits for this project. Brown & Root understands C/G's environmental department is handling permitting for the project. We would like to point out that Brown & Root has an Environmental Engineering staff that could provide assistance to the C/G. The cost of these services are not included in this proposal.

C/G will prepare operation instructions and training manuals which are not included in our estimate.



2801-006 (Revised 06/05/96)         [LOGO OF BROWN & ROOT]           Page 6 of 8

C/G will provide timely access to all current facilities and provide the necessary data on existing facilities.

5.0    COMMERCIAL OFFERING

Brown & Root offers to provide engineering, procurement, and construction management services for performance of the scope of work set forth within this proposal on the basis described in this Section.

Brown & Root will provide all supervision, labor, equipment, materials, tools, and all other services necessary for complete engineering, procurement, and construction management services for C/G's Plant 3 Modernization Project at St. Marys, Pennsylvania, as more fully described in Brown & Root's Conceptual Design and Capital Cost Estimate Report dated April 19, 1996 (the Report).
                                       ---------------------------

5.1    Project Budget
       --------------

The budget estimate as set forth in the Report for engineering, procurement, and construction management (EPCM) services is as follows:


       Engineering and Procurement              $3,000,000

       Construction Management                  $  606,000

       Construction Management Fee              $  200,000
                                                ----------

           Total Budget Estimate                $3,806,000
           (original from Basic Design Study)


The estimated TIC Project Budget as set forth in the Report, including the EPCM estimate above, is $26,400,000.

Since this estimated total installed cost (TIC) for the project budget set forth in Report does not include any Contractor's contingency, this budget amount henceforth will be termed "Total Project Challenge Budget."

It is proposed that the following two budgets be established to provide incentives to control total project costs:

 .   Target Budget for EPCM Services - $3,500,000 + $73,278

 .   Total Project Challenge Budget - $26,400,000 + $439,528

5.2    Incentive Program
       -----------------

Brown & Root proposes an Incentive Program in conjunction with the initial mark-up of 85% applied to direct engineering, procurement, and home office service manhours and mark-up of 55% applied to the field construction management personnel. The object of the Incentive Program is to encourage Brown & Root to perform quality engineering, procurement, and construction management work on time and within budget, and, at the same time, for the project outcome to be successful in the estimation of C/G. The available incentive awards



2801-006 (Revised 06/05/96)          [LOGO OF BROWN & ROOT]          Page 7 of 8
shall be in accordance with the four independent provisions below and shall be determined within 30 days following mechanical completion.

The Incentive Program will consist of four components: quality, EPCM budget control, Total Project Challenge Budget control, and project completion schedule. Each of these components will be worth the amount shown in the following paragraphs.

5.2.1  Quality

The incentive award amount for Quality will be $50,000.

This portion of the Incentive Program is entirely subjective and depends solely on C/G's evaluation of the quality of Brown & Root's efforts, including work product quality, responsiveness, and effectiveness on the project.

5.2.2  EPCM Budget Control

The incentive award amount for budget control will be $100,000.

The full incentive award for this portion of the Incentive Program will be earned in the event Brown & Root's total charges for the EPCM services at the conclusion of the project are at or below $3,500,000 plus approved budget variances. Maximum limit on total charges for B&R's EPCM services will be at $3,806,000, plus approved budget variances.

If the EPCM services at the conclusion of the project fall between the $3,500,000 (Target EPCM budget) and $3,806,000 plus approved budget variances, the incentive amount will be prorated.

5.2.3  Total Project Challenge Budget

At the conclusion of the project, if the total project costs fall below the $26,400,000 Total Project Challenge Budget plus approved budget variances, then these savings will be shared 70% to C/G and 30% to Brown & Root.

5.2.4  Project Completion Schedule

The incentive award amount for project completion schedule will be $150,000.

The full incentive for this component will be earned in the event the start-up of the new facility for the 48-inch press occurs on or before January 1, 1998 or as rescheduled due to approved schedule variances.

This incentive amount will be prorated to the start-up date of February 15, 1998 or as rescheduled due to approved schedule variances.

6.0    TERMS AND CONDITIONS

Attached is the Terms and Conditions under which which Brown & Root offers to perform EPCM services.



2801-006 (Revised 06/05/96)         [LOGO OF BROWN & ROOT]           Page 8 of 8

                             TERMS AND CONDITIONS
                                      FOR
         ENGINEERING, PROCUREMENT AND CONSTRUCTION MANAGEMENT SERVICES

Engineering, Procurement and Construction Management services for The Carbide/Graphite Group, Inc. ("Owner") will be performed by Brown & Root, Inc., ("B&R"), within the requirements of the Scope of Work defined in EPCM Contractor's Proposal dated May 10, 1996, on and subject to the following terms and conditions:

1.    COMPENSATION
      ------------

1.1 Owner will pay B&R for engineering and procurement services an amount equal to (i) the product of "Direct Salary Cost" (as defined below) multiplied by a multiplier of 1.85 (to cover "Direct Salary Cost", payroll burden allowance, general office overhead and profit), plus (ii) "All Other Expenses" (as defined below).

1.2   Owner will pay B&R for construction management services an amount equal to
      (i) the product of "Direct Salary Cost" (as defined below) multiplied by a multiplier of 1.55 (to cover B&R's "Direct Salary Cost", and payroll burden allowance), plus (ii) "All Other Expenses" (as defined below).

      In addition Owner will pay B&R a Fee of $200,000 for provision of Construction Management Services, payable in equal monthly installments during construction of project.

      Owner and B&R agree to participate in an Incentive Program as described in our Commercial Offering, Section 5.0 of the Proposal Document.


a)    DIRECT SALARY COST
      ------------------

      "Direct Salary Cost" shall mean the direct salary and wages, including premium pay, actually earned by all personnel for time actually engaged in the services. Personnel whose time is chargeable to the services include engineers, designers, drafters, technicians, secretaries, clerks, purchasing and expediting personnel, estimators, construction managers and construction management site personnel and all other necessary employees, who are employed by B&R or by any other entities affiliated with B&R, for time directly engaged in the services. Payroll burden includes social

Carbide/Graphite Group, Inc. 6/5/96                                  Page 1 of 8
MCP2
security taxes, unemployment and other payroll taxes, workers' compensation insurance, basic liability insurance, medical, life and accident insurance, sick leave, vacations, holiday pay, jury duty, and all other fringe benefits presently in effect. Salaries and wages payable to B&R's employees shall be as set forth in B&R's "Job Classification and Salary Grade Structures" tables and "Exempt and Non-Exempt Salary Range Structure" tables, as modified from time to time, relevant portions of which are available on request. The basic work week is 40 hours, but the actual work week will be determined by project requirements to obtain effective overall utilization of personnel. Hourly paid employees receive 1 and 1/2 times their regular rate for hours worked in excess of 40 hours per week or 8 hours per day as required by local, state or federal law.

b)    ALL OTHER EXPENSES
      ------------------

      "All Other Expenses" include all costs and expenses directly attributable to performance of the services, which are in good accounting practice direct costs of the services and not covered by the allowances for payroll burden and general office overhead and profit. In-house services provided in the performance of the services such as reprographic services, microfilm services, automated design and drafting services, graphic and text processing services, purchasing and expediting services, computer services, automobile and transportation services, and such others as may be applicable will be charged at the rates published in B&R's Standard Pricing Schedules in effect at the time of performance of the services. Some of the in-house services may be subcontracted to affiliates of B&R. The Pricing Schedules shall apply regardless of whether the service is provided by B&R or by an affiliate of B&R. Copies of current applicable Pricing Schedules are available on request. Costs of outside services will be charged at actual invoice cost and include: consultants; subcontracted services; equipment rental; purchased plant equipment and materials; travel expenses; outside computer services; long distance telephone and telegraph charges; mailing and courier services; and others. Expenses for site based construction management services include: temporary facilities; transportation for management personnel; utilities for temporary facilities (power, water, sanitation); office supplies and equipment; travel expenses for site personnel; telephones, fax and job related communications; mobilization and per diem for site based personnel; home office services directly related to the project site maintenance; general business expenses; and fencing and parking lot expenses. Outside services are subject to a service charge of 3%.

2.    BILLING, PAYMENT AND FUNDING
      ----------------------------

      B&R will submit periodic billings, not more frequently than weekly, with complete supporting documentation meeting Owner's reasonable requirements for all charges. In the event Owner does not approve an entire billing, payment of the approved portion shall be made. Payment, without retainage shall be due 15 days from the date of any such billing. Payments not received 15 days after the due date shall be subject to interest charges in an amount equal to 1.0% per month.


Carbide/Graphite Group, Inc. 6/5/96                                  Page 2 of 8
MCP2

3.    AUDIT, RECORD RETENTION
      -----------------------

      B&R shall retain all pertinent records relating to services performed hereunder for a period of 2 years after completion. Owner's approval and payment of periodic invoices shall not affect Owner's audit rights. Owner shall have access at all reasonable times until expiration of the retention period, and the right to audit, all records pertaining to direct salaries and wages, other costs reimbursable at actual cost, and usage of services chargeable pursuant to published Rate Schedules. Actual cost of items chargeable at stipulated markup allowances or by published Rate Schedules are not subject to audit.

4.    INDEPENDENT CONTRACTOR
      ----------------------

      In performing services, B&R will act as an independent contractor and will control the detailed manner and means of performance of the services. However, project management services, and procurement services will be performed as agent of Owner. Owner will furnish information required of it as expeditiously as necessary for orderly progress and B&R may rely on its accuracy and completeness.

5.    EXTRA SERVICES
      --------------

      Extra services shall not be performed, nor shall the scope of the services be increased or decreased, unless authorized by Owner and agreed to by B&R. The cost of studies and analyses required to determine scope changes shall be reimbursable and additive to any previous manhour targets or budgets based on the original scope.

6.    PROPRIETARY INFORMATION, PATENTS
      --------------------------------

      B&R shall accept proprietary information in confidence in accordance with the terms set forth in B&R's Standard Secrecy Agreement. A copy of this Agreement is available upon request. B&R will advise Owner of any patents or proprietary rights and any royalties, licenses, or other charges which B&R knows to be involved in the design performed by B&R, and obtain Owner's approval before proceeding. B&R does not perform patent searches or evaluation of claims, but will assist Owner in this regard if requested, on the basis set forth herein. All royalties, license fees, or infringement costs or expenses shall be paid by Owner as a cost of the services and reimbursed to B&R if paid by B&R.


Carbide/Graphite Group, Inc. 6/5/96                                  Page 3 of 8
MCP2

7.    STANDARD OF PERFORMANCE AND WARRANTY
      ------------------------------------

a)    B&R'S SERVICES
      --------------

      B&R's services will conform to the requirements defined in B&R's proposal in accordance with sound and generally accepted industry standards. If during performance B&R's services fail to meet the foregoing standard, B&R shall perform such corrective services as may be requested by Owner, or Owner may terminate B&R's services for unsatisfactory performance on 10 days' written notice. Any corrective services requested by Owner shall be paid for on the same basis as other services performed hereunder. In the event Owner terminates B&R's services for unsatisfactory performance, Owner shall assume all obligations, commitments, and claims that B&R may have theretofore in good faith undertaken or incurred in connection with the services and Owner shall pay B&R for services performed to date of termination and all costs of closing out the services.

b)    B&R'S WARRANTY
      --------------

      B&R warrants that if any of its completed services are defective in that they fail to conform to the requirements defined in B&R's Proposal and are not in accordance with sound and generally accepted industry standards, B&R will perform such corrective services of the type originally performed as may be necessary to correct any such defective services brought to B&R's attention in writing by Owner within one year from completion of the services. Owner will compensate B&R for such corrective services on the same basis as other services performed hereunder. B&R shall not be responsible for corrective construction or repair work.

c)    ASSIGNED WARRANTIES
      -------------------

      To the extent B&R procures materials and services in B&R's name, it will assign to Owner the warranty or guarantee of the manufacturer and supplier of items of machinery, equipment, materials or products manufactured or sold by others, and the warranty of construction contractors and subcontractors, consultants or specialized services of others and cooperate and assist Owner in Owner's enforcement thereof. B&R's responsibility with respect thereto is limited to such assignment, cooperation and assistance.

d)    LIMITATION
      ----------

      Except as provided in this paragraph 7, B&R MAKES NO OTHER WARRANTY, EXPRESS OR IMPLIED, AND B&R SHALL HAVE NO OTHER LIABILITY TO OWNER FOR ITS DEFECTIVE SERVICES, WHETHER CAUSED BY B&R'S ERROR, OMISSION, NEGLIGENCE (CONCURRENT OR SOLE) OR OTHERWISE.


Carbide/Graphite Group, Inc. 6/5/96                                  Page 4 of 8
MCP2

8.    INSURANCE AND ALLOCATION OF RISKS
      ---------------------------------

a)    GENERAL
      -------

      This section allocates as between B&R and Owner the duty to obtain insurance for the benefit of both parties, their affiliated companies and their officers, agents and employees against liability for bodily injury (including death) of persons and for loss of or damage to property which result from or are related to the performance of B&R's services.

b)    B&R'S OPERATIONS
      ----------------

      B&R shall fully insure for the benefit of the Owner and B&R:

      (1) all risks of liability for bodily injury and property damage to employees of B&R engaged in employment related to this performance of B&R's services, and

      (2) all risks of liability for bodily injury and property damage to third parties, including employees of Owner, related to the performance of B&R's services which occur in or about B&R's established engineering home offices,

INCLUDING ALL LIABILITY WHICH FOR ANY REASON OWNER IS ALLEGED TO BE LEGALLY LIABLE, INCLUDING LIABILITY BASED ON OWNER'S SOLE OR CONCURRENT NEGLIGENCE.

c)    CONSTRUCTION AND OPERATION OF FACILITIES
      ----------------------------------------

      Owner shall fully insure for the benefit of Owner and B&R and any subcontractor of B&R engaged in the performance of B&R's services, or shall arrange for one or more of the participants engaged in the construction of the project to fully insure:

      (1) all risks of liability for property damage to the construction project related to the performance of B&R's services and to any facilities of Owner at or near the project site, and

      (2) all risks of liability for bodily injury and property damage to third parties, including employees of Owner and employees of other participants engaged in the construction of the project which occur
           (a) during construction or (b) during operation of the facilities constructed as a part of the project,


Carbide/Graphite Group, Inc. 6/5/96                                  Page 5 of 8
MCP2

INCLUDING ALL LIABILITY WHICH FOR ANY REASON B&R, OR ANY OF ITS SUBCONTRACTORS, IS ALLEGED TO BE LEGALLY LIABLE, INCLUDING LIABILITY BASED ON B&R'S ERROR, OMISSION OR SOLE OR CONCURRENT NEGLIGENCE.

d)    SELF INSURANCE
      --------------

      Either party may elect to self insure any risk it has agreed to insure hereunder, and in that event it agrees to indemnify the parties who would have been beneficiaries of such insurance against any loss, liability or expense resulting from its election not to insure the risk. These reciprocal indemnities are given specifically in consideration for each other.

e)    SUBROGATION
      -----------

      B&R shall obtain endorsements on all insurances obtained or maintained by it against risks assumed under this Agreement which shall waive all rights of subrogation against Owner, its affiliated companies and their officers, agents and employees. Owner shall obtain endorsements on all insurances obtained or maintained by it against risks assumed under this Agreement which shall waive all rights of subrogation against B&R, its affiliated companies, its subcontractors engaged in the performance of B&R's services, and their officers, agents and employees. Owner shall manage the allocation and insurance of risks among the participants in the construction of the project so as to obtain from the participants and their insurers waivers of subrogation, contribution and indemnity in favor of B&R, its affiliated companies, its said subcontractors, and their officers, agents and employees.

f)    INSURANCE
      ---------

      Unless otherwise agreed in writing by the parties, B&R shall provide Owner with certificates evidencing insurances in the following coverages and amounts:

          Workers' Compensation - Statutory

          Employer's Liability - $500,000

          Comprehensive General Liability

                (including Contractual Liability but not including B&Rs' Errors & Omissions Liability) with combined single limit of $1,000,000 per occurrence for Bodily Injury and Property Damage.

          Comprehensive Automobile Liability

                with combined single limit of $1,000,000 per occurrence for Bodily Injury and Property Damage.



Carbide/Graphite Group, Inc. 6/5/96                                  Page 6 of 8
MCP2

g)    COOPERATION
      -----------

      In the event any claim is asserted which is subject to this Agreement for bodily injury or property damage, Owner and B&R agree to cooperate with each other, and to require their respective insurers and contractors to cooperate in order that such claims are resolved in a manner consistent with the allocation of risks provided herein.

9.    LIABILITY LIMITATIONS
      ---------------------

      This Article shall apply notwithstanding any other provision of this Agreement.

      1) B&R shall not be liable to Owner or its affiliates in any action or claim for loss of profit, loss of product, loss of use or for indirect, consequential or special damages, EVEN IF CAUSED BY THE SOLE OR CONCURRENT NEGLIGENCE OF B&R.

      2) ANY LIMITATION ON OR EXCULPATION FROM LIABILITY AFFORDED B&R BY THIS AGREEMENT SHALL BE APPLICABLE REGARDLESS OF WHETHER THE ACTION OR CLAIM IS BASED IN CONTRACT, TORT, STATUTE, STRICT LIABILITY OR OTHERWISE AND SHALL LIKEWISE LIMIT THE LIABILITY OF B&R'S AFFILIATES, SUBCONTRACTORS AND VENDORS OF ANY TIER AND THEIR RESPECTIVE OFFICERS, AGENTS AND EMPLOYEES. For purposes of this Article an "affiliate" of a party includes any parent, subsidiary or affiliated corporation, partnership or other legal entity, and its and their officers, agents, employees and insurers.

      3) Except as expressly provided in this Article, there are no third-party beneficiaries of this Agreement. This Agreement does not create or confer any legal claim or cause of action in favor of any party not a signatory to this Agreement and the obligations and legal duties imposed on any party by this Agreement are owed exclusively to the other party or parties and are not owed to any party not a signatory to this Agreement.

10.   TERMINATION
      -----------

      Owner may, at its discretion, terminate the services under this Agreement at any time by giving 10 days WRITTEN notice. In such event, Owner shall assume all obligations, commitments, and claims that B&R may have theretofore in good faith undertaken or incurred in connection with the services, and Owner shall pay B&R for services performed to date of termination and all costs of closing out of the services, plus a reasonable termination charge.



Carbide/Graphite Group, Inc. 6/5/96                                  Page 7 of 8
MCP2

11.   ENTIRE AGREEMENT
      ----------------

      The foregoing and the B&R's Proposal constitute the entire agreement between the parties and supersede any representations, warranties, or agreements heretofore made. This Agreement may be amended only by a document in writing signed by the parties.

12.   GOVERNING LAW
      -------------

      This Agreement shall be governed by the laws of the State of Texas.

13.   B&R SERVICES
      ------------

      Any engineering services required herein will be performed by Brown & Root Technical Services, Inc., an affiliated company of B&R.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed on the day and year indicated below:

CARBIDE/GRAPHITE GROUP, INC.                BROWN & ROOT, INC.


By:     /s/ Michael F. Supon*                By:    /s/ John W. Redmon
        ---------------------------                 ---------------------------

Title:  Director of Engineering              Title: President
        ---------------------------                 ---------------------------

Date:   6/11/96                              Date:  6/18/96
        ---------------------------                 ---------------------------

Attest: /s/ D. Arthur Martin                Attest: /s/ William C. Brending
        ---------------------------                 ---------------------------

* Note Addition to Contract
  in Section 5.2.2.




Carbide/Graphite Group, Inc. 6/5/96                                  Page 8 of 8
MCP2

            Division of Responsibilities - Construction Management

--------------------------------------------------------------------------------

LEGEND
------

Own - C/G;   Engr./Proc. - B&R;   CM - B&R;   CC - Construction Contractors

R - Responsible           I - Input           A - Approval

-------------------------------------------------------------------------------------
                                                         Required
                                                         ---------      Eng/
           WORK ACTIVITIES                               Yes  No   Own  Proc  CM  CC
-------------------------------------------------------------------------------------
A.  CONSTRUCTION BID PACKAGES

Identify Packages to be Contracted                        X         A    I     R
-------------------------------------------------------------------------------------
Prepare List of Potential Contractors                     X         I    I     R
-------------------------------------------------------------------------------------
Pre-qualify Potential Contractors                         X                    R
-------------------------------------------------------------------------------------
Approve List of Qualified Contractors                     X         A    I     R
-------------------------------------------------------------------------------------
Package Schedule                                          X              R     I
-------------------------------------------------------------------------------------
Instructions to Bidders                                   X         A    R     I
-------------------------------------------------------------------------------------
Bid Form                                                  X         A          R
-------------------------------------------------------------------------------------
Contracts Form                                            X         A          R
-------------------------------------------------------------------------------------
Scope of Work                                             X              R     I
-------------------------------------------------------------------------------------
General Conditions                                        X         I    R     I
-------------------------------------------------------------------------------------
Special Conditions                                        X         I    R     I
-------------------------------------------------------------------------------------
Clarifications                                            X         I    R     I
-------------------------------------------------------------------------------------
Addenda                                                   X         I    R     I
-------------------------------------------------------------------------------------
Pre-bid Meeting                                           X         I    I     R
-------------------------------------------------------------------------------------
Conduct Site Visits                                       X         I    I     R   I
-------------------------------------------------------------------------------------
Technical Evaluation                                      X         I    R     I
-------------------------------------------------------------------------------------
Commercial Evaluation                                     X         A    I     R
-------------------------------------------------------------------------------------
Bonding                                                   X         R
-------------------------------------------------------------------------------------
Insurance Certificates (Current)                          X         A          R   R
-------------------------------------------------------------------------------------
Recommendation for Award                                  X         A    I     R
-------------------------------------------------------------------------------------
Pre-award Meeting                                         X         I    I     R
-------------------------------------------------------------------------------------
Approval to Issue Contract                                X         R          I
-------------------------------------------------------------------------------------
Contract Award                                            X         R          I
-------------------------------------------------------------------------------------
Contractor Kickoff Meeting                                X         I    I     R   I
-------------------------------------------------------------------------------------
Issued Revised Drawings                                   X              R     I
-------------------------------------------------------------------------------------
Receive Vendor Drawings and Cut Sheets                    X              I     R
-------------------------------------------------------------------------------------
Review/Approve Vendor Drawings and Cut Sheets             X         I    R
-------------------------------------------------------------------------------------
Expedite Vendor Drawings                                  X         I    R
-------------------------------------------------------------------------------------
Monitor Contractor Work                                   X         I          R
-------------------------------------------------------------------------------------
Contractor Request for Extras                             X         A    I     I   R
-------------------------------------------------------------------------------------
Issue Change Orders                                       X         A    I     R
-------------------------------------------------------------------------------------
Contractor Request for Payment                            X         A    I     I   R
-------------------------------------------------------------------------------------
Issue Progress Payment to Contractor                      X         R          I
-------------------------------------------------------------------------------------
Evaluate Contractor Performances & Closeout Contracts     X         I    I     R
-------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------



2801-002                     [LOGO OF BROWN & ROOT]                  Page 1 of 2

            Division of Responsibilities - Construction Management

--------------------------------------------------------------------------------

LEGEND
------

Own - C/G;   Engr./Proc. - B&R;   CM - B&R;   CC - Construction Contractors

R - Responsible           I - Input           A - Approval

-------------------------------------------------------------------------------------
                                                         Required
                                                         ---------      Eng/
           WORK ACTIVITIES                               Yes  No   Own  Proc  CM  CC
-------------------------------------------------------------------------------------
B.  CONSTRUCTION SUPERVISION

Management/Supervision                                    X                    R
-------------------------------------------------------------------------------------
Administration                                            X                    R
-------------------------------------------------------------------------------------
Safety Program                                            X         I          I   R
-------------------------------------------------------------------------------------
Security                                                  X         I          I   R
-------------------------------------------------------------------------------------
Temporary Facilities                                      X         R          R   R
-------------------------------------------------------------------------------------
Utilities                                                 X         R          R   R
-------------------------------------------------------------------------------------
Construction Management Manual                                 X
-------------------------------------------------------------------------------------
QA/QC Monitoring                                          X         I    I     R   R
-------------------------------------------------------------------------------------
NDE                                                       X                    I   R
-------------------------------------------------------------------------------------
QA/QC Reporting                                           X                    R   R
-------------------------------------------------------------------------------------
Field Accounting                                          X              I     I   R
-------------------------------------------------------------------------------------
Cost Reporting                                            X                    R   R
-------------------------------------------------------------------------------------
Purchasing - Process Equipment                            X              R     I
-------------------------------------------------------------------------------------
Expediting                                                X              R     I
-------------------------------------------------------------------------------------
Traffic                                                   X              R
-------------------------------------------------------------------------------------
Receiving                                                 X                    R   R
-------------------------------------------------------------------------------------
Purchasing - Field Bulks                                  X         A    I     I   R
-------------------------------------------------------------------------------------
Warehousing                                               X         I              R
-------------------------------------------------------------------------------------
Preventative Maintenance in Storage                       X         I          R   R
-------------------------------------------------------------------------------------
Project Schedule                                          X         A    I     R
-------------------------------------------------------------------------------------
Weekly Work Schedules                                     X         I    I     R   R
-------------------------------------------------------------------------------------
Document Distribution                                     X              I     R
-------------------------------------------------------------------------------------
As-builts                                                 X              I     R   R
-------------------------------------------------------------------------------------
Inspections                                               X         I    I     R   R
-------------------------------------------------------------------------------------
Preventative Maintenance in Installation                  X         R
-------------------------------------------------------------------------------------
Identify Process and Utility Systems                      X         I    I     R   I
-------------------------------------------------------------------------------------
Initial Start-up Requirements by System                   X         R    I     I   I
-------------------------------------------------------------------------------------
Component Identification                                  X         I    I     R   I
-------------------------------------------------------------------------------------
Progress Components                                       X                    I   R
-------------------------------------------------------------------------------------
Punchlist Preparation                                     X         I    I     I   R
-------------------------------------------------------------------------------------
Flush and Run System                                      X         I    I     I   R
-------------------------------------------------------------------------------------
Notice of Completion                                      X                    R   R
-------------------------------------------------------------------------------------
Care, Custody, and Control                                X         R          I
-------------------------------------------------------------------------------------
Start-up/Commissioning                                    X         R          I
-------------------------------------------------------------------------------------
Operations and Maintenance Manuals                        X         R    I
-------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------

2801-002                 [LOGO OF BROWN & ROOT]                      Page 2 of 2

                              THE C/G GROUP, INC.

EPC SCHEDULE     PLANT 3 MODERNIZATION PROJECT, ST. MARYS, PA.

------------------------------------------------------------------------------------------------------------------------------------

                                  ----------- 1996 ------------   ------------------- 1997 -------------------  ------ 1998 -------
------------------------------------------------------------------------------------------------------------------------------------

YEAR 1996-1998      MONTHS           Jun Jul Aug Sep Oct Nov Dec Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec Jan Feb Mar Apr May

------------------------------------------------------------------------------------------------------------------------------------

CONTRACT AWARD      MONTH         0   1   2   3   4   5   6   7   8   9   10  11  12  13  14  15  16  17  18  19  20  21  22  23  24

------------------------------------------------------------------------------------------------------------------------------------

   ENGINEERING
------------------------------------------------------------------------------------------------------------------------------------

     DESIGN CRITERIA                                                                                    LEGEND
-------------------------------------------------------------------------------------------------------
     BFD/PFD/P&ID's                                                                                      a  SPECIFICATION START DATE

-------------------------------------------------------------------------------------------------------
     EQUIPMENT LIST                                                                                      b  BID INQUIRY START DATE
-------------------------------------------------------------------------------------------------------
     EQUIPMENT ARRANGEMENTS                                                                              c  P.O. AWARD
-------------------------------------------------------------------------------------------------------
     PLOT PLAN                                                                                           d  DELIVERY DATE
-------------------------------------------------------------------------------------------------------
     SPECIFICATIONS                                                                                      e  EQUIPMENT INSTALLED/
-------------------------------------------------------------------------------------------------------     TASK COMPLETE
     DETAIL ENGINEERING
------------------------------------------------------------------------------------------------------------------------------------

     JENIKE/JOHANSON REPORT          acd
------------------------------------------------------------------------------------------------------------------------------------

     GEOTECHNICAL REPORT             ab  cd
------------------------------------------------------------------------------------------------------------------------------------

     SURVEY                          ab  cd
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------

   PROCUREMENT
------------------------------------------------------------------------------------------------------------------------------------

     MIXER SYSTEM                        c                                               d
------------------------------------------------------------------------------------------------------------------------------------

     AUTO-BATCH WEIGHING SYSTEM          c                                               d
------------------------------------------------------------------------------------------------------------------------------------

     FLOUR MILL                                  a   b   c                               d
------------------------------------------------------------------------------------------------------------------------------------

     ENGINEERED BUILDING STEEL                   a   b   c                       d
------------------------------------------------------------------------------------------------------------------------------------

     SERVICE BINS/BINS                           a   b   c                           d
------------------------------------------------------------------------------------------------------------------------------------

     STEARIC ACID PUMPS                                  a   b   c                       d
------------------------------------------------------------------------------------------------------------------------------------

     COAL TAR PITCH PUMPS                                a   b   c                       d
------------------------------------------------------------------------------------------------------------------------------------

     ROTARY FEEDERS                                      a   b   c                   d
------------------------------------------------------------------------------------------------------------------------------------

     SCREENERS                                   a   b   c                   d
------------------------------------------------------------------------------------------------------------------------------------

     BELT CONVEYORS                                      a   b   c               d
------------------------------------------------------------------------------------------------------------------------------------

     SCREW CONVEYORS                                     a   b   c               d
------------------------------------------------------------------------------------------------------------------------------------

     BUCKET ELEVATORS                                    a   b   c               d
------------------------------------------------------------------------------------------------------------------------------------

     CAGE PAKTOR                                             a   b   c               d
------------------------------------------------------------------------------------------------------------------------------------

     ROLL CRUSHER                                            a   b   c               d
------------------------------------------------------------------------------------------------------------------------------------

     PLC's                                       a   b   c                       d
------------------------------------------------------------------------------------------------------------------------------------

     (less than) 4 MONTHS DELIVERY ITEMS                     a   b   c                   d
------------------------------------------------------------------------------------------------------------------------------------

     25" PRESS
------------------------------------------------------------------------------------------------------------------------------------

       MATERIALS HANDLING EQUIPMENT                      a   b   c               d
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------


                              THE C/G GROUP, INC.

EPC SCHEDULE     PLANT 3 MODERNIZATION PROJECT, ST. MARYS, PA.

------------------------------------------------------------------------------------------------------------------------------------

                                  ----------- 1996 ------------   ------------------- 1997 -------------------   ----- 1998 -------
------------------------------------------------------------------------------------------------------------------------------------

YEAR 1996-1998      MONTHS           Jun Jul Aug Sep Oct Nov Dec Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec Jan Feb Mar Apr May

------------------------------------------------------------------------------------------------------------------------------------

CONTRACT AWARD      MONTH         0   1   2   3   4   5   6   7   8   9   10  11  12  13  14  15  16  17  18  19  20  21  22  23  24

------------------------------------------------------------------------------------------------------------------------------------

   CONSTRUCTION
------------------------------------------------------------------------------------------------------------------------------------

   CONSTRUCTION & S/C
    MOBILIZATION
------------------------------------------------------------------------------------------------------------------------------------

S/C# (1) SITE CLEARING
------------------------------------------------------------------------------------------------------------------------------------

     (1) EXCAVATION/BLASTING
------------------------------------------------------------------------------------------------------------------------------------

     (1) CONCRETE FOUNDATIONS
          & BLDGS                                            a   b   c                           e
------------------------------------------------------------------------------------------------------------------------------------

     (1) U/G UTILITIES
          WATER/AIR/SEWER
------------------------------------------------------------------------------------------------------------------------------------

 **  (2) STRUCTURAL ERECTION                         a   b   c                   d                       e
------------------------------------------------------------------------------------------------------------------------------------

     (2) ARCHITECTURAL                                   a   b   c                   d                   e
------------------------------------------------------------------------------------------------------------------------------------

 **  (2) EQUIPMENT/PIPING
          ERECTION                                           a   b   c                                   e
------------------------------------------------------------------------------------------------------------------------------------

     (3) ELECTRICAL/
          INSTRUMENTATION                                    a   b   c       U/G DUCT  e     E/I           e
------------------------------------------------------------------------------------------------------------------------------------

     (4) FIRE PROTECTION                                     a   b   c                               e
------------------------------------------------------------------------------------------------------------------------------------

     (5) ELEVATOR                                        a   b   c                       d               e
------------------------------------------------------------------------------------------------------------------------------------

     (6) ELECTRICAL SUBSTATION                       a   b   c                   d           e
------------------------------------------------------------------------------------------------------------------------------------

     (7) IMPEDANCE HEATING                               a   b   c                                         e
------------------------------------------------------------------------------------------------------------------------------------

         START-UP
------------------------------------------------------------------------------------------------------------------------------------

         PERFORMANCE TEST
------------------------------------------------------------------------------------------------------------------------------------

         25" PRESS
------------------------------------------------------------------------------------------------------------------------------------

**   (2)   SCREENING SYSTEM
            MODIFICATIONS                                        a   b   c                               d           e
------------------------------------------------------------------------------------------------------------------------------------

           START-UP
------------------------------------------------------------------------------------------------------------------------------------

           PERFORMANCE TEST
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------


NOTES:
 ** STRUCTURAL/MECHANICAL/PIPING/INSULATION/PAINTING (SUBCONTRACT)
S/C SUBCONTRACTS

[LOGO OF CARBIDE/GRAPHITE]

The Carbide/Graphite Group, Inc.  [LOGO OF BROWN & ROOT] Brown & Root, Inc.
Plant 3 Modernization Project                            Minerals & Metals Group
St. Marys, Pennsylvania


      Engineering, Procurement, and Construction Management Organization


              Senior Construction                                C/G
                    Manager            Project Manager      Project Manager
              -------------------    -------------------    ---------------
                  D. Griswold             D.N. Assar           A. Martin



              Construction Manager                            Procurement
              --------------------                          ---------------
                  To Be Named                                  T.O. Moore



                                                              Scheduling
                                                            ---------------
  Technical Services                                          To Be Named
       Manager             Administrative Clerk
 --------------------     ----------------------
    To Be Named                To Be Named



   Process       Mechanical      Electrical     Instrument   Civil/Structural
   Engineer       Engineer        Engineer       Engineer         Engineer
-------------  ---------------  -------------  ------------  ----------------
 D.A. Parikh    L.M. O'Quinn     M. Crawford    S. Holcomb     M. Gonzalez


Environmental     Mechanical/Piping
  Engineer      Designer/Plant Layout
-------------   ---------------------
 R. D'Olier         To Be Named



2801-003 (Revised 06/05/96)                                          Page 1 of 1